Quarterly Holdings Report
for
Fidelity® Disruptive Automation Fund
February 28, 2022
DSA-NPRT3-0422
1.9897380.101
Common Stocks - 99.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.6%
Interactive Media & Services - 4.6%
Alphabet, Inc. Class C (a)	2,592	6,992,749
CONSUMER DISCRETIONARY - 1.1%
Internet & Direct Marketing Retail - 1.1%
Amazon.com, Inc. (a)	537	1,649,267
HEALTH CARE - 4.0%
Health Care Equipment & Supplies - 4.0%
Intuitive Surgical, Inc. (a)	20,749	6,024,057
INDUSTRIALS - 42.8%
Electrical Equipment - 5.5%
AMETEK, Inc.	25,909	3,362,729
Rockwell Automation, Inc.	11,629	3,100,059
Sensata Technologies, Inc. PLC (a)	30,261	1,752,415
		8,215,203
Industrial Conglomerates - 9.0%
Honeywell International, Inc.	16,880	3,202,980
Roper Technologies, Inc.	16,176	7,250,407
Siemens AG	21,994	3,098,569
		13,551,956
Machinery - 25.3%
Airtac International Group	48,470	1,612,733
AutoStore Holdings Ltd.	457,813	1,526,722
Daifuku Co. Ltd.	19,090	1,371,577
FANUC Corp.	26,902	4,941,956
HIWIN Technologies Corp.	521,307	4,978,814
Kardex AG	9,969	2,588,082
Misumi Group, Inc.	168,462	5,370,445
Nabtesco Corp.	44,323	1,218,290
Shenzhen Inovance Technology Co. Ltd. (A Shares)	505,109	5,096,523
SMC Corp.	10,882	6,500,574
THK Co. Ltd.	131,900	3,005,941
		38,211,657
Professional Services - 3.0%
Recruit Holdings Co. Ltd.	107,868	4,553,129
TOTAL INDUSTRIALS		64,531,945
INFORMATION TECHNOLOGY - 47.0%
Electronic Equipment & Components - 12.5%
Cognex Corp.	17,747	1,198,987
Hexagon AB (B Shares)	429,538	5,802,921
Keyence Corp.	11,827	5,532,606
National Instruments Corp.	37,115	1,490,167
Renishaw PLC	76,240	4,788,894
		18,813,575
IT Services - 2.4%
Accenture PLC Class A	11,338	3,583,035
Semiconductors & Semiconductor Equipment - 13.9%
NVIDIA Corp.	25,826	6,297,670
Taiwan Semiconductor Manufacturing Co. Ltd.	356,325	7,663,289
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	11,321	1,211,460
Teradyne, Inc.	49,278	5,810,862
		20,983,281
Software - 18.2%
Altair Engineering, Inc. Class A (a)	22,283	1,480,037
ANSYS, Inc. (a)	18,169	5,890,208
Autodesk, Inc. (a)	4,877	1,074,062
Dassault Systemes SA	68,647	3,311,276
Manhattan Associates, Inc. (a)	8,620	1,152,322
Microsoft Corp.	12,360	3,693,044
Nemetschek Se	13,961	1,238,779
PTC, Inc. (a)	47,773	5,316,179
Synopsys, Inc. (a)	10,976	3,428,793
Unity Software, Inc. (a)	9,090	967,631
		27,552,331
TOTAL INFORMATION TECHNOLOGY		70,932,222
TOTAL COMMON STOCKS (Cost $134,824,210)		150,130,240

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 0.31% (b) (Cost $273,889)	273,834	273,889

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $135,098,099)	150,404,129
NET OTHER ASSETS (LIABILITIES) - 0.3%	515,006
NET ASSETS - 100.0%	150,919,135

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.07%	3,078,210	32,671,705	35,476,026	809	-	-	273,889	0.0%
Fidelity Securities Lending Cash Central Fund 0.07%	596,275	11,199,677	11,795,952	1,633	-	-	-	0.0%
Total	3,674,485	43,871,382	47,271,978	2,442	-	-	273,889

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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